UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 18, 2005


                            NextMedia Operating, Inc.
               (Exact name of Registrant as specified in charter)


          DELAWARE                      333-84416                 84-154397
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


6312 S. Fiddlers Green Circle, Suite 360E
       Greenwood Village, Colorado                              80111
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (303) 694-9118


                                 Not Applicable.
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
Item 1.01.        Entry into Material Definitive Agreements.

On July 14, 2005, NextMedia Operating, Inc. (the "Company"), together with its wholly-owned subsidiary, NM Licensing LLC, entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") to acquire radio broadcast stations KEZR-FM, San Jose, California, and KBAY-FM, Gilroy, California, from Infinity Radio Inc. for $80 million in cash. The acquisition is subject to various closing conditions, including approval by the Federal Communications Commission.

Additionally, on July 14, 2005, the Company entered into a Local Marketing Agreement (the "Local Marketing Agreement") with Infinity Radio Inc. whereby, pending the closing of the transactions contemplated by the Asset Purchase Agreement, the Company will provide broadcast programming on KEZR-FM and KBAY-FM. The term of the Local Marketing Agreement will commence one day after termination or expiration of the Hart-Scott-Rodino waiting period for the acquisition and will terminate upon the first to occur of (i) the closing of the transactions contemplated by the Asset Purchase Agreement, (ii) six months after the termination of the Asset Purchase Agreement in accordance with its terms, and (iii) such time as the Local Marketing Agreement is otherwise terminated in accordance with its terms. During the term of the Local Marketing Agreement, the Company is obligated to reimburse certain fees and expenses of Infinity Radio Inc. In addition, after 180 days, the Company must pay Infinity Radio Inc. a fee of $500,000 per month. If the closing under the Asset Purchase Agreement occurs before the end of the 180-day period, Infinity Radio Inc. will pay a fee to the Company.

The foregoing descriptions are qualified in their entirety by reference to the Asset Purchase Agreement and the Local Marketing Agreement, each of which is annexed as an exhibit to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits

                  99.1 Asset Purchase Agreement, dated as of July 14, 2005, by and among NextMedia Operating, Inc., NM Licensing LLC and Infinity Radio Inc.

                  99.2 Local Marketing Agreement, dated as of July 14, 2005, by and between NextMedia Operating, Inc. and Infinity Radio Inc.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NEXTMEDIA OPERATING, INC.

Date: July 18, 2005                       By: /s/ Sean Stover
                                              ---------------------------------
                                              Name: Sean Stover
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


















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
                                  EXHIBIT INDEX


EXHIBIT               DESCRIPTION
-------               -----------

99.1 Asset Purchase Agreement, dated as of July 14, 2005, by and among NextMedia Operating, Inc., NM Licensing LLC and Infinity Radio Inc.

99.2 Local Marketing Agreement, dated as of July 14, 2005, by and between NextMedia Operating, Inc. and Infinity Radio Inc.






















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